Q2 2026 Earnings Exhibit 99.2 July 15, 2026 Earnings Release Supplement

A broadly diversified business across clients, products and geographies Base fees include investment advisory, administration fees and securities lending revenue. Base fees and AUM by region data are based on client domicile. 1 Product Type Client Type Style Region Assets Under Management of $15.3 trillion at June 30, 2026 Q2 2026 Base Fees and Securities Lending Revenue of $5.7 billion

8% 1% 3% 4% 6% 7% 9% 10% 3% 5% 6% 6% 6% 6% 6% 6% 12% 8% 11% 11% 11% 11% 12% 13% 0% (2)% 0% 2% 1% 1% (1)% (1)% 0% 1% 3% 3% 3% 3% 10% 11% LTM organic asset growth rate (%) LTM organic base fee growth rate (%) Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term 2 Institutional Active Institutional Index ETFs Long-term Long-term Cash LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. Beginning in the first quarter of 2025, BlackRock updated the presentation of the Company's AUM line items. In addition, beginning in the first quarter of 2025, BlackRock updated the presentation of net flows to separately disclose realizations, which represent return of capital/return on investments. Realizations have not been recast for prior periods. LTM organic base fee growth rate is calculated by dividing net new base fees earned on net asset inflows for the LTM period by the base fee run-rate at the beginning of the period. Totals may not add due to rounding. 11% 0% 14% 7% 10%

Profitability ($ in millions, except per share data) For further information and reconciliations to GAAP, see page 10 of this Earnings Release Supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current Earnings Release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted 3 Operating Income and Margin, as adjusted Net Income and EPS, as adjusted

Capital management (amounts in millions, except per share data) (1) Q4 2024 weighted-average diluted shares include the impact of 6.9 million shares issued as part of the consideration for the acquisition of Global Infrastructure Management, LLC (“GIP”) in October 2024 (the “GIP Transaction”). (2) Q3 2025 weighted-average diluted shares include the impact of approximately 8.5 million Class B-2 common units ("Subco Units") of BlackRock Saturn Subco, LLC issued as part of the consideration for the acquisition of HPS Investment Partners (“HPS”) in July 2025 (the “HPS Transaction”). (3) Amounts exclude repurchases of employee tax withholdings related to employee stock transactions. For further information and reconciliations to GAAP, see page 10 of this Earnings Release Supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current Earnings Release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Share repurchases and weighted-average diluted shares Share repurchases(3) Weighted-average diluted shares 4 Dividends per share

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index is calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The performance information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5

Quarterly revenue ($ in millions) $1,661 $386 Q2 2026 compared to Q2 2025 Q2 2026 compared to Q1 2026 6               Percentage Change Year-over-Year Sequential Base fees 28% 4 % Securities lending revenue 40% 34 % Performance fees 224% 12 % Tech services & subscription revenue 13% 7 % Distribution fees 23% 2 % Advisory & other revenue 64% 33 % Total 31%   6%

$1,272 $288 Q2 2026 compared to Q2 2025 Q2 2026 compared to Q1 2026 Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) 7

Quarterly expense, as adjusted ($ in millions) $844 $139 Q2 2026 compared to Q2 2025 Q2 2026 compared to Q1 2026 8               Percentage Change Year-over-Year Sequential Employee comp. & benefits 28% - % Sales, asset & account 26% 7 % General & administration 17% 7 % Total 25%   3 %   For information and reconciliations of as adjusted items to GAAP, see page 10 of this Earnings Release Supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current Earnings Release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Alternatives at BlackRock

($ in billions)

Client Assets



$474
11
25
40
179
42
87
90
$715
13
23
40
197
212
123
107
Q2 2025
Q2 2026

Fee-Paying AUM



$392
8
25
34
112
36
87
90
$556
10
22
32
114
151
120
107
Q2 2025
Q2 2026
Multi-alternatives
Real estate
Private equity
Infrastructure
Private credit
Liquid alternatives
Liquid credit

Definitions:

Client Assets: Alternative assets at BlackRock across reported AUM and non-fee-paying committed capital, co-investments and market related gains on invested assets.

Fee-Paying AUM: Assets reported in BlackRock's AUM. Includes both invested capital and committed capital that is fee-paying in its commitment stage.

Private Credit: Primarily represents direct lending, opportunistic and venture debt strategies. It does not include private credit assets across infrastructure and real estate debt, as well as assets in private placements and multi-strategy credit funds, which are reported within fixed income and multi-asset AUM.

Liquid Alternatives: Includes hedge funds and hedge fund solutions (funds of funds).

Liquid Credit: Active liquid credit strategies (such as high yield, bank loans, and collateralized loans) included in fixed income AUM.

Totals may not add due to rounding.

BlackRock.

9

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to (i) net impact of compensation expense and hedge (gain) loss on deferred cash compensation plans, (ii) amortization and impairment of intangible assets, (iii) acquisition-related compensation costs, (iv) acquisition-related transaction costs, (v) change in fair value of contingent consideration, (vi) net income (loss) attributable to noncontrolling interests - consolidated sponsored investment products, (vii) restructuring charges, (viii) a charitable contribution, (ix) income tax matters, as applicable and (x) noncontrolling interest - Subco. For further information and reconciliation between GAAP and as adjusted items, see notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current Earnings Release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this presentation, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of recent or future acquisitions or divestitures, including the acquisitions of GIP, Preqin Holding Limited and HPS (collectively, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) the failure to effectively manage the development and use of artificial intelligence; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) increasing focus from stakeholders regarding environmental- and social-related matters; (18) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, global trade tensions, tariffs, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (19) climate-related risks to BlackRock’s business, products, operations and clients; (20) the ability to attract, train and retain highly qualified professionals; (21) fluctuations in the carrying value of BlackRock’s economic investments; (22) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (23) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (24) the failure by key third-party providers to fulfill their obligations to BlackRock; (25) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (26) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded products platform; (27) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (28) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 10 of this Earnings Release Supplement, our current Earnings Release dated July 15, 2026, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com.